Exhibit 99.1


                            HARVARD BUSINESS SCHOOL




MICHAEL E. PORTER
BISHOP WILLIAM LAWRENCE UNIVERSITY PROFESSOR






        October 24, 2005





        Mr. Philip Bligh
        Founder and Chairman
        Inforte Corporation
        150 North Michigan Avenue
        Suite 3400
        Chicago, IL  60601

        Dear Phil:

        I am writing to tender my resignation from the board of Inforte Corporation effective immediately. I have enjoyed my service on the board, and I am resigning because of the time commitments created by my other responsibilities.

        I wish you, the board, and the entire team at Inforte well.

        Sincerely,

        /s/ Michael E. Porter

        Michael E. Porter